                                 SCHEDULE 14A
                                (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material under Rule 14a-12
--------------------------------------------------------------------------------
                                 Universe2U Inc.
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)
--------------------------------------------------------------------------------
Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A

     (2)  Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     (4)  Proposed maximum aggregate value of transaction: N/A

     (5)  Total fee paid: N/A

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: N/A

     (2)  Form, Schedule or Registration Statement No.: N/A

     (3)  Filing Party: N/A

     (4)  Date Filed: N/A

                                 UNIVERSE2U INC.
                      30 West Beaver Creek Road, Suite 109
                        Richmond Hill, ON, Canada L4B 3K1
                       -----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 30, 2002

Notice is hereby given that Universe2U Inc., a Nevada corporation, will hold its Annual Meeting of Shareholders on Thursday, May 30, 2002, at 10:00 a.m., to be held at the offices of the Company, 30 West Beaver Creek Road, Suite 109, Richmond Hill, Ontario, Canada L4B 3K1, for the following purposes:

     1. To elect the Board of Directors to serve until the 2003 Annual Meeting of Shareholders and until their respective successors have been elected and qualified;

     2. To ratify the appointment of Moore Stephens Cooper Molyneux LLP as the independent auditors for Universe2U Inc. for the fiscal year ending December 31, 2002;

     3. To transact any other business that may properly come before the Annual Meeting of Shareholders;

Only shareholders who own shares of Universe2U Inc. as of the close of business on April 12, 2002, are entitled to notice of, and to vote such shares by proxy or in person at the Annual Meeting of Shareholders.

Toronto, Ontario
April 25, 2002

                                             By Order of the Board of Directors

                                             /s/ Paul Pathak
                                             ---------------
                                             Paul Pathak
                                             Secretary

                          _____________________________

                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES AND ENSURE THE PRESENCE OF A QUORUM. NO POSTAGE IS NECESSARY IF YOU MAIL WITHIN THE UNITED STATES.

MAILING YOUR PROXY WILL NOT PREVENT YOU FROM VOTING AT THE ANNUAL MEETING IF YOU DECIDE TO ATTEND IN PERSON, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.

                                DEFINITIVE PROXY


                                 UNIVERSE2U INC.
                      30 West Beaver Creek Road, Suite 109
                     Richmond Hill, Ontario, Canada L4B 3K1


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 30, 2002


The enclosed Proxy is solicited on behalf of the Board of Directors of Universe2U Inc., (the "Company", "we" or "us") to be voted at the Annual Meeting of Shareholders (the "Annual Meeting"), to be held on Thursday, May 30, 2002, at 10:00 a.m., at the offices of the Company, 30 West Beaver Creek Road, Suite 109, Richmond Hill, Ontario, Canada, or at any time, place and date called by reason of adjournment or postponement, for the purposes set forth herein and in the accompanying Notice of Annual Shareholders Meeting.

The definitive proxy statement and the accompanying proxy are being sent on or about April 30, 2002 to shareholders of record as of the close of business on April 12, 2002, who are entitled to vote at the Annual Meeting. The Company's principal offices are located at 30 West Beaver Creek Road, Suite 109, Richmond Hill, Ontario, Canada L4B 3K1. Our telephone number is (905) 881-3284.

All amounts disclosed in this Proxy Statement are set forth in U.S. dollars unless indicated otherwise.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

PURPOSE OF THE ANNUAL MEETING

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting. Each proposal is described in more detail in this proxy statement.

RECORD DATE AND SHARES OUTSTANDING

Shareholders of record at the close of business on April 12, 2002 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 38,912,491 shares of common stock were issued and outstanding. The closing price of our common stock on the over-the-counter Market on the Record Date was $.65 per share.

REVOCABILITY AND VOTING OF PROXIES

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

     . by writing a letter delivered to Paul Pathak, Secretary of the Company, stating that the proxy is revoked;

     .    by submitting another proxy with a later date; or

     .    by attending the Annual Meeting and voting in person.

Please note, however, that if a shareholder's shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the Annual Meeting, the shareholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming the shareholder's beneficial ownership of the shares. Shares of common stock represented by properly executed proxies will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies, unless the proxies have been revoked. Unless we receive specific instructions to the contrary, properly executed proxies will be voted: (1) to elect the nominees set forth herein to the Board of Directors to serve until the 2003 Annual Meeting of Shareholders and until their respective successors have been elected and qualified; (2) to ratify the appointment of

Moore Stephens Cooper Molyneux LLP as the independent auditor for Universe2U Inc. and (3) upon any and all other business that may properly come before the Annual Meeting.

LIST OF SHAREHOLDERS

A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting during regular business hours at our offices at Universe2U Inc., 30 West Beaver Creek Road, Suite 109, Richmond Hill, Toronto, Ontario, Canada L4B 3K1, by contacting Paul Pathak, Secretary of the Company.

VOTING AT THE ANNUAL MEETING

Each share of common stock outstanding on the Record Date will be entitled to one (1) vote on each matter submitted to a vote of the shareholders, including the election of directors. Cumulative voting by shareholders is not permitted.

The presence, in person or by proxy, of shareholders of record of Universe2U Inc. common stock, constituting a majority of the aggregate number of votes to which all outstanding shares of the common stock are entitled to vote, is necessary to constitute a quorum. All matters coming before any meeting of the shareholders shall be decided by the holders of a majority of the number of votes represented and entitled to be cast, in person or by proxy, a quorum being present.

Directors shall be elected by the shareholders at the Annual Meeting each year by the affirmative vote of a plurality of the votes cast either in person or represented by proxy and entitled to vote on the election of Directors.

The affirmative vote of a majority of the outstanding shares of the Company, represented either in person or by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment of Moore Stephens Cooper Molyneux LLP as the independent auditors of Universe2U Inc.

SOLICITATION

The Company will pay the costs relating to this proxy statement, the proxy and the Annual Meeting. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies; however, they will not receive any additional compensation for such solicitation. We estimate that the amount spent in printing and mailing costs and legal fees in preparing this solicitation will be approximately $5,000.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NOMINEES FOR DIRECTORS

The Board of Directors proposes the following nominees for election as directors at the Annual Meeting. The directors will hold office from election until the next Annual Meeting, or until there successors are elected and qualified.

     NAME                 AGE    POSITION                   DIRECTOR SINCE
     -----------------    ---    --------                   --------------

     Angelo Boujos        39     Chairman                    May 17, 2000
     Kim Allen            46     CEO and Director            May 17, 2000
     Paul Pathak          33     Secretary and Director      May 17, 2000
     Anthony Palumbo      46     Director                    May 17, 2000
     Frederick Kasravi    64     Director                    March 30, 2001
     Jeffrey Rosenthal    42     President and Director      April 11, 2002

Angelo Boujos, Chairman. Mr. Boujos is the founder and Chairman of the Company. Mr. Boujos entered the telecommunications industry by establishing Canadian Cable Consultants in April 1998. Mr. Boujos worked for 7 years with Toronto Dominion Bank and 2 years with American Express. Between 1987 and 1995, Mr. Boujos served as President of Winter Valley Springs Inc. He also served as senior advisor to the President/CEO for Algonqua Springs Inc. and Culligan Inc. from 1995 until 1998.

Kim Allen, Director and CEO. Mr. Allen is the Chief Executive Officer of the Company. He joined the Company in December 1999. Mr. Allen has served as a Director of the Company since May 17, 2000. Prior to joining the Company, Mr. Allen served as the founding President of DTE/Probyn Energy Solutions from its inception in June 1998, a joint venture between DTE Energy Solutions (Detroit Edison) and Probyn & Company. Mr. Allen also served as CEO of Scarborough Public Utilities Commission, a $400 million water and electric utility, from 1992 to 1998, and as its Director of Engineering & Operation from 1990 to 1992. Prior to those positions, in a 12-year career with Ontario Hydro, Mr. Allen held a number of management positions that included retail, engineering, operations and information systems functions. Mr. Allen obtained a Master of Business Administration from the University of Toronto (1987) and a Bachelor of Applied Science in Electrical Engineering from the University of Ottawa (1978).

Paul Pathak, Director and Secretary. Mr. Pathak has served as a Director of the Company since May 17, 2000. Mr. Pathak has been a lawyer practicing corporate and securities law in Toronto, Ontario since 1994. He is currently a partner at the law firm of Chitiz Pathak. Mr. Pathak has also has served as a director of several public companies and is currently a director of Fareport Capital Inc., a Toronto based publicly traded company. Mr. Pathak's law firm provides legal services to the Company with respect to compliance with the laws of Canada and its provinces.

Anthony Palumbo, Director. Mr. Palumbo has served as a Director of the Company since May 17, 2000. Mr. Palumbo has more than 20 years of consulting and financial experience, working with such companies as Clarkson Gordon (1978-
1983), Lehndorff Group (1983-1987), Royal LePage (1987-1995), and his own company, Chartered Accountancy (1995-1999). In 1999, Mr. Palumbo became the Vice-President, Chief Financial Officer and Director for PsiGate. In 1978 Mr. Palumbo obtained his Bachelor of Commerce from the University of Toronto and in 1981 obtained his chartered accountant designation while at a predecessor of Ernst & Young. Mr. Palumbo later formed his own chartered accountancy practice and provided strategic planning services as well as financial, tax and capital services.

Frederick Kasravi, Director. Mr. Kasravi has served as Director since March 30, 2001. Mr. Kasravi has more than 35 years of managerial experience with such companies as Sun Life (1967-1987), North American Life (1988-1993), Imperial Life and Desjardin (1993-1995), Omni Commerce, Paris, (1974-1999), ITT Hartford (1995-1999), Lehndorff Group (1997-1999) and the Ontabia Business Development Corporation (1980-2001). Mr. Kasravi holds a Master's Degree from the University of Tehran in Mechanical Engineering.

Jeffrey Rosenthal, President of the Company. Mr. Rosenthal became the President of the Company in November 2000. He was President of Fiber Options Corporation of Canada Inc., a subsidiary of the Company, from May 2000 until November 2000. He was the Managing Principal for Utility Solutions Corporation from April 1998 until May 2000, a Canadian firm that specializes in delivering business solutions to energy providers. Prior to Utility Solutions, Mr. Rosenthal held senior management positions during his 16-year career at Toronto Hydro from 1982 until 1998. Mr. Rosenthal has a BASc (Electrical Engineering) from the University of Toronto (1982) and a MBA from York University (1990).

DIRECTOR COMPENSATION AND DIRECTOR OPTION GRANTS

Directors who are employees receive no cash compensation for their services as directors. Each of the non-employee directors receive cash compensation of $500 for attendance at each meeting of the Board and meeting of Board committees. Non-employee directors are eligible to participate in the Company's Equity Incentive Plan at the discretion of the full board of directors. On May 24, 2001, non-employee directors of the Company serving at such date each received options exercisable for 20,000 shares of the Company common stock at a purchase price of $3.25 per share. At the meeting of the Board of Directors on April 11, 2002 this price was reset to $0.75 per share.

EXECUTIVE COMPENSATION

The following table sets forth in summary form the compensation paid to our Chief Executive Officer and the other most highly compensated executive officers whose aggregate compensation exceeded $100,000 in the years ended December 31, 2001, 2000 and 1999.

                                       SUMMARY COMPENSATION TABLE


                               Annual Compensation          Long-term Compensation
                               -------------------          ---------------------------
                                                            Restricted Stock and/or
                                                            Securities
Name and
Principal Position             Year     Salary    Bonus     Securities Underlying Options
--------------------           ----     ------    -----     -----------------------------
Angelo Boujos, Chairman (1)    2001    $112,000     0               360,000(2)
                               2000    $112,000     0               360,000(3)
                               1999           0     0                     0

Kim Allen, CEO                 2001    $ 90,000     0               300,000(4)
                               2000    $ 90,000     0               800,000(5)
                               1999    $  7,000     0               400,000

Jeffrey Rosenthal              2001    $ 77,000     0               945,000(6)
                               2000    $ 52,000     0               245,000(7)
                               1999           0     0                     0

Hugh Grenfal (8)               1999           0     0             2,500,000

(1) Mr. Boujos served as acting Chief Executive Officer of the Company until the appointment of Mr. Allen in December 1999. In such capacity, Mr. Boujos did not receive any salary or other compensation. As of January 3, 2000, Mr. Boujos receives a salary in his capacity as Chairman of the Board of Directors.

(2) Includes options granted on July 1, 2001, exercisable for an aggregate of 360,000 shares of common stock at a purchase price of $.75 per share, that vest as follows: 90,000 on each of September 30, 2002, December 31, 2002, March 31, 2003 and June 30, 2003. Mr. Boujos has executed a lock-up agreement with the Company that provides that he may not sell any of his shares purchased pursuant to any exercise of the foregoing options until April 25, 2003. At the April 11, 2002 meeting of the Company's Board of Directors the Company reset the purchase price of all such options from $3.25 to $.75 per share.

(3) Includes fully vested options and options vesting within 60 days of the date of this proxy statement, which are all exercisable for an aggregate of 360,000 shares of common stock at a purchase price of $.75 per share. Mr. Boujos has executed a lock-up agreement with the Company that provides that he may not sell any of his shares purchased pursuant to any exercise of the foregoing options until April 25, 2003. At the April 11, 2002 meeting of the Company's Board of Directors the Company reset the purchase price of all such options from $5.00 to $.75 per share.

(4) Includes options granted on July 1, 2001, exercisable for an aggregate of 300,000 shares of common stock at a purchase price of $.75 per share, that vest as follows: 75,000 on each of September 30, 2002, December 31, 2002, March 31, 2003 and June 30, 2003. Mr. Allen has executed a lock-up agreement with the Company that provides that he may not sell any of his shares purchased pursuant to any exercise of the foregoing options until April 25, 2003. At the April 11, 2002 meeting of the Company's Board of Directors the Company reset the purchase price of all such options from $3.25 to $.75 per share.

(5) Includes fully vested options granted on July 1, 2000, exercisable for an aggregate of 300,000 shares of common stock at a purchase price of $.75 per share, that vest as follows: 75,000 on each of September 30, 2001, December 31, 2001, March 31, 2002 and June 30, 2002. Includes fully vested options granted on May 5,

     2000, exercisable for an aggregate of 500,000 shares of common stock at a purchase price of $.01 per share, all of which vest June 9, 2001. Includes options granted on November 26, 1999, exercisable for an aggregate of 400,000 shares of common stock at a purchase price of $.01 per share. Mr. Allen has executed a lock-up agreement with the Company that provides that he may not sell any of his shares purchased pursuant to any exercise of the foregoing options until April 25, 2003. At the April 11, 2002 meeting of the Company's Board of Directors the Company reset the purchase price of all such options from $5.00 to $.75 per share.

(6) Includes options granted on July 1, 2001 exercisable for an aggregate of 200,000 shares of common stock at a purchase price of $.75 per share, that vest as follows: 50,000 on each of September 30, 2002, December 31, 2002, March 31, 2003 and June 30, 2003. At the April 11, 2002 meeting of the Company's Board of Directors the Company reset the purchase price of all such options from $3.25 to $.75 per share. Includes options granted on May 1, 2001, exercisable for an aggregate of 745,000 shares of common stock at a purchase price of $.01 per share, that vest as follows: 145,000 shares on May 1, 2002 and 300,000 shares on each of May 1, 2003 and May 1, 2004. Mr. Rosenthal has executed a lock-up agreement with the Company that provides that he may not sell any of his shares purchased pursuant to any exercise of the foregoing options until April 25, 2003.

(7) Includes fully vested options and options vesting within 60 days of the date of this proxy statement, which are all exercisable for the purchase of 240,000 shares of common stock at a purchase price of $.75 per share. At the April 11, 2002 meeting of the Company's Board of Directors the Company reset the purchase price of all such options from $5.00 to $.75 per share. Includes fully vested options and options vesting within 60 days of the date of this proxy statement, which are all exercisable for the purchase of 5,000 shares of common stock at a purchase price of $.01 per share, and Mr. Rosenthal has executed a lock-up agreement with the Company that provides that he may not sell any of his shares purchased pursuant to any exercise of the foregoing options until April 25, 2003.

(8) In June 1999, the Company's predecessor, Paxton Mining Corporation, issued to Hugh Grenfal, then serving as CEO of the Company, a total of 2,500,000 shares of restricted common stock. Mr. Grenfal served as the acting CEO of Paxton Mining Corporation from inception on June 9, 1999 until Mr. Grenfal sold all of such 2,500,000 shares of common stock of the Company in a third party private transaction on May 11, 2000. Mr. Grenfal resigned from the Board and from Company management effective May 11, 2000. To the knowledge of current management, Mr. Grenfal did not receive any salary or other compensation from Paxton Mining Corporation during such period.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information related to stock options granted to our named executive officers during the year ended December 31, 2001.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

            --------------------------------------------------------------------

                   Number of     Percent Of Total
                   Securities    Options/SAR's
                   Underlying    Granted To       Exercise of
                  Options/SARs   Employees        Base Price      Expiration
  Name            Granted (#)    In Fiscal        Per Share          Date
                                 Year
------------      ------------  -------------     -----------     ----------
Angelo Boujos(1)      90,000     4%               $0.75       September 30, 2007
                      90,000     4%               $0.75       December 31, 2007
                      90,000     4%               $0.75       March 31, 2008
                      90,000     4%               $0.75       June 30, 2008

Kim Allen(2)          75,000     3%               $0.75       September 30, 2007
                      75,000     3%               $0.75       December 31, 2007

                      75,000     3%               $0.75       March 31, 2008
                      75,000     3%               $0.75       June 30, 2008

Jeffrey Rosenthal(3) 145,000     6%               $0.01       May 1, 2007
                     300,000    13%               $0.01       May 1, 2008
                     300,000    19%               $0.01       May 1, 2009
                      50,000     2%               $0.75       September 30, 2007
                      50,000     2%               $0.75       December 31, 2007
                      50,000     2%               $0.75       March 31, 2008
                      50,000     2%               $0.75       June 30, 2008


     (1) The market price of the underlying shares granted to Mr. Boujos on July 1, 2001, the date of grant, was $3.30 per share. Mr. Boujos has executed a lock-up agreement with the Company that provides that he may not sell any of his shares purchased pursuant to any exercise of the foregoing options until April 25, 2003. At the April 11, 2002 meeting of the Company's Board of Directors the Company reset the purchase price of all such options from $3.25 to $.75 per share.

     (2) The market price of the underlying shares granted to Mr. Allen on July 1, 2001, the date of grant, was $3.30 per share. Mr. Allen has executed a lock-up agreement with the Company that provides that he may not sell any of his shares purchased pursuant to any exercise of the foregoing options until April 25, 2003. At the April 11, 2002 meeting of the Company's Board of Directors the Company reset the purchase price of all such options from $3.25 to $.75 per share.

     (3) The market price of 745,000 underlying shares granted to Mr. Rosenthal on May 1, 2001, the date of such grant, was $4.20 per share; the market price of 200,000 underlying shares granted to Mr. Rosenthal on July 1, 2001, the date of such grant, was $3.30 per share. Mr. Rosenthal has executed a lock-up agreement with the Company that provides that he may not sell any of his shares purchased pursuant to any exercise of the foregoing options until April 25, 2003. At the April 11, 2002 meeting of the Company's Board of Directors the Company reset the purchase price of all such options from $3.25 to $.75 per share.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

The following table sets forth the number of shares covered by both exercisable and unexercisable options as of December 31, 2001 and the year-end value of exercisable and unexercisable options as of December 31, 2001 for the named executive officers. The Company did not grant any SARs during the fiscal year ended December 31, 2001 and has no intention to do so during the foreseeable future. For purposes of calculating the value of the following options the Company has applied a value of $.68 per share, which was the closing price of the Company's common stock at December 31, 2001.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEARS OPTION/SAR VALUES

                                           Number Of               Value Of
                                          Unexercised            Unexercised
                                           Securities            In-The-Money
                 No. Shares                Underlying           Options/SAR's
                  Acquired     Value      Options/SAR's            At FY-End
Name            On Exercise   Realized     At FY End             Exercisable/
                                          Exercisable/          Unexercisable
                                          Unexercisable
------          ------------  --------    -------------         -------------
Angelo Boujos       0             0     180,000 Exercisable          ($12,600)
Chairman            0             0     540,000 Unexercisable        ($37,800)

Kim Allen, CEO      0             0   1,050,000 Exercisable          $222,500
                    0                   450,000 Unexercisable        ($31,500)

Jeff Rosenthal      0             0     125,000 Exercisable           ($5,050)
                    0             0   1,065,000 Unexercisable        $476,750

INDEMNIFICATION MATTERS

In accordance with Section 78.037 of the Nevada Revised Statutes ("NRS"),
Article IX of our by-laws provides that no director or officer of Universe2U be personally liable to Universe2U or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability for (1) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (2) the payment of distributions in violation of NRS Section 78.300, which provides that (a) the directors of a corporation shall not make distributions to shareholders except as provided by this chapter; and (b) in case of any willful or grossly negligent violation of the provisions of this section, the directors under whose administration the violation occurred, excepting dissenters to those acts, are jointly and severally liable, at any time within three (3) years after each violation, to the corporation, and, in the event of its dissolution or insolvency, to its creditors at the time of the violation, or any of them, to the lesser of the full amount of the distribution made or of any loss sustained by the corporation by reason of the distribution to shareholders. In addition, our amended and restated articles of incorporation provides that if the Nevada Revised Statutes are amended to authorize the further elimination or limitation of the liability of directors and officers, then the liability of a director and/or officer of the corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, as so amended.

Article IX of our amended and restated by-laws provides for indemnification by Universe2U of its officers and certain non-officer employees under certain circumstances against expenses, including attorneys fees, judgments, fines and amounts paid in settlement, reasonably incurred in connection with the defense or settlement of any threatened, pending or completed legal proceeding in which any such person is involved by reason of the fact that such person is or was an officer or employee of Universe2U if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of Universe2U, and, with respect to criminal actions or proceedings, if such person had no reasonable cause to believe his or her conduct was unlawful.

We have also entered into indemnification agreements with each of our directors and certain of our executive officers. These agreements provide that we indemnify each of our directors and such officers to the fullest extent permitted under law and our by-laws, and provide for the advancement of expenses to each director and each such officer. We have also obtained directors and officers insurance against certain liabilities.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of the Company in which indemnification would be required or permitted, and we are not aware of any threatened litigation or other proceeding which may result in a claim for indemnification by us.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES AS DIRECTORS OF THE COMPANY

We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the election of all the nominees listed above. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not anticipate that any nominee will be unable to serve. Shareholders shall elect nominees for election to the Board of Directors by a plurality of the votes cast at the Annual Meeting.

   ---------------------------------------------------------------------------
   ---------------------------------------------------------------------------


                               SECURITY OWNERSHIP

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of March 28, 2002. The percentage of beneficial ownership is based on 38,912,491 shares of our common stock issued and outstanding as of such date, giving effect to the exchange of all outstanding securities issued by our Ontario, Canada subsidiary that are exchangeable for shares of the Company's common stock. The table sets forth such information with respect to:

  . each shareholder who is known by us to beneficially own 5% or more of the common stock;

  .  each of our directors;

  .  each of the executive officers named in the "Summary Compensation Table";
     and

  .  all of our executive officers and directors as a group.

Unless otherwise indicated, each of the shareholders has sole voting and power of disposition with respect to the shares of common stock beneficially owned by such shareholder. Except as otherwise noted in the footnotes below, the address of record for each of the principal shareholders is c/o Universe2U Inc., 30 West Beaver Creek Road, Suite 109, Richmond Hill, Ontario L4B 3K1 Canada.

The number of shares beneficially owned by each shareholder is determined under rules issued by the Securities and Exchange Commission. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has, directly or indirectly, sole or shared voting power or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after March 1, 2002 through the exercise of any stock option or other similar right.

                                              Shares             Percent
                                              Beneficially       Beneficially
    Name of Beneficial Owner                  Owned              Owned
    ------------------------                  ------------       -----

Angelo Boujos (1)                             12,792,400          32.9%
Josie Boujos (2)                              12,792,400          32.9%
Josie Boujos in Trust (3)                        812,400           2.1%
Kim Allen (4)                                  1,200,000           3.1%
Jeff Rosenthal (5)                               390,000           1.0%
Paul Pathak (6)                                   90,000            *
Anthony Palumbo (7)                               20,000            *
Frederick Kasravi (8)                                  0            *
All Directors and Officers as a Group (9)     15,304,800          37.1%

* Represents less than 1% of the outstanding shares of common stock.

     (1) Mr. Boujos is Chairman of the Company. Includes 4,600,000 shares of common stock held of record by Mr. Boujos and 2,500,000 shares of common stock issuable upon exercise of securities exchangeable for shares of common stock of the Company which were issued by an Ontario subsidiary of the Company (the "Chairman's Shares"). Includes 3,950,000 shares of common stock held by the spouse of Mr. Boujos and 750,000 shares of common stock issuable upon exchange of securities exchangeable for shares of common stock of the Company which were issued by an Ontario subsidiary of the Company (collectively the "Spouse Shares"). Includes 312,400 shares of common stock held in a trust over which Mr. Boujos has voting control, and 500,000 shares of common stock issuable upon exchange of securities exchangeable for shares of common stock of the Company which were issued by an Ontario subsidiary of the Company (collectively, the "Trust Shares"). Mr. Boujos disclaims beneficial ownership of the Spouse Shares and the Trust Shares. Includes options granted on July 1, 2001 (the "Boujos 2001 Options), exercisable for an aggregate of 360,000 shares of common stock at a purchase price of $.75 per share, that vest in 90,000 share increments on each of September 30, 2002, December 31, 2002, March 31, 2003 and June 30, 2003. Includes fully vested options and options vesting within 60 days of the date of this proxy statement granted on July 1, 2000 (the "Boujos 2000 Options"), which are exercisable for the purchase of an aggregate of 360,000 shares of common stock at a purchase price of $.75 per share. Mr. Boujos has executed a lock-up agreement with the Company that provides that he may not sell any of his shares purchased pursuant to any exercise of the foregoing options until April 25, 2003. At the April 11, 2002 meeting of the Company's Board of Directors the Company reset the exercise price of the Boujos 2000 Options from $5.00 to $.75 per share and the Boujos 2001 Options from $3.25 to $.75 per share.

     (2) Ms. Boujos is the spouse of Mr. Boujos. Includes the Spouse Shares. Includes the Chairman's Shares. Includes the Trust Shares, as to which Ms. Boujos is the beneficiary. Ms. Boujos disclaims beneficial ownership of the Chairman's Shares.

     (3) Includes the Trust Shares, over which Mr. Boujos exercises voting control and power of disposition, but as to which Mr. Boujos disclaims beneficial ownership. Ms. Boujos is the beneficiary of such trust.

     (4) Mr. Allen is CEO and a director of the Company. Includes options granted on July 1, 2001 ("Allen 2001 Options"), exercisable for an aggregate of 300,000 shares of common stock at a purchase price of $.75 per share, that vest as follows: 75,000 on each of September 30, 2002, December 31, 2002, March 31, 2003 and June 30, 2003. Includes fully vested options granted on July 1, 2000 ("Allen 2000 Options"), exercisable for an aggregate of 300,000 shares of common stock at a purchase price of $.75 per share, that vest as follows: 75,000 on each of September 30, 2001, December 31, 2001, March 31, 2002 and June 30, 2002. Includes fully vested options granted on May 5, 2000, exercisable for an aggregate of 500,000 shares of common stock at a purchase price of $.01 per share, all of which vest June 9, 2001. Includes options granted on November 26, 1999, exercisable for an aggregate of 400,000 shares of common stock at a purchase price of $.01 per share. Mr. Allen has executed a lock-up agreement with the Company that provides that he may not sell any of his shares purchased pursuant to any exercise of the foregoing options until April 25, 2003. At the April 11, 2002 meeting of the Company's Board of Directors the Company reset the purchase price of the Allen 2000 Options from $5.00 to $.75 per share and the Allen 2001 Options from $3.25 to $.75 per share.

     (5) Mr. Rosenthal is President of the Company. Includes vested and exercisable options granted on April 19, 2000 exercisable for 5,000 shares of common stock at a purchase price of $.01 per share. Includes fully vested options, and options vesting within 60 days of the date of this proxy statement, granted on July 1, 2000 (the Rosenthal 2001 Options"), which are exercisable for the purchase of an aggregate of 240,000 shares of common stock at a purchase price of $.75 per share. Includes fully vested options granted on May 1, 2001, exercisable for the purchase of 145,000 shares of common stock at a purchase price of $.01 per share. Includes fully vested options, and options vesting within 60 days of the date of this proxy statement, granted on July 1, 2001 (the Rosenthal 2001 Options"), which are exercisable for the purchase of an aggregate of 200,000 shares of common stock at a purchase price of $.75 per share. Mr. Rosenthal has executed a lock-up agreement with the Company that provides that he may not sell any of his shares purchased pursuant to any exercise of the foregoing options until April 25, 2003. At the April 11, 2002 meeting of the Company's Board of Directors the Company reset the purchase price of the Rosenthal 2000 Options from $5.00 to $.75 per share and the Rosenthal 2001 Options from $3.25 to $.75 per share.

     (6) Paul Pathak is Secretary and a Director of the Company. Includes fully vested options, exercisable for an aggregate of 50,000 shares of common stock at a purchase price of $.01 per share. Mr. Pathak has executed a lock-up agreement with the Company that provides that he may not sell any of his shares purchased pursuant to any exercise of the foregoing options until April 25, 2003.

     (7) Anthony Palumbo is a Director of the Company. Includes fully vested options, exercisable for an aggregate of 20,000 shares of common stock at a purchase price of $.75 per share. Mr. Palumbo has executed a lock-up agreement with the Company that provides that he may not sell any of his shares purchased pursuant to any exercise of the foregoing options until April 25, 2003. At the April 11, 2002 meeting of the Company's Board of Directors the Company reset the purchase price of all such options from $3.25 to $.75 per share.

     (8) Appointed to the Board of Directors effective as of March 30, 2001. Excludes options exercisable for the purchase of 20,000 shares of Company common stock which were to vest and become exercisable at a purchase price of $3.25 per share on September 30, 2002. Mr. Kasravi has executed a lock-up agreement with the Company that provides that he may not sell any of his shares purchased pursuant to any exercise of the foregoing options until April 25, 2003. At the April 11, 2002 meeting of the Company's Board of Directors the Company reset the purchase price of all such options from $3.25 to $.75 per share.

     (9) All directors and executive officers as a group including beneficial ownership of common stock through the exercise of options or otherwise as of March 1, 2001, or within 60 days thereafter. Includes the Spouse Shares and the Trust Shares as to which shares Mr. Boujos disclaims beneficial ownership.

LEGAL PROCEEDINGS

There are no material legal proceedings to which any director, officer or affiliate of registrant, beneficial owner of more than 5% or any associate is a party adverse to registrant or any of its subsidiaries.

BOARD OF DIRECTORS

The Board of Directors met 3 times during the last fiscal year, on March 8, 2001, May 24, 2001, August 3, 2001 respectively. Ms. Colangelo, Mr. Palumbo attended 67% of the meetings and the other directors attended 100% of the total number of meetings of the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

The Bylaws provide that the Board of Directors may designate one or more board committees. The Company currently has an audit committee and a compensation committee.

COMPENSATION COMMITTEE

The Company's Compensation Committee was formed for the purpose of establishing policies and approving employment arrangements and agreements related to compensation of officers, employees and consultants of the Company, which may arise from time to time. The current members of the Compensation Committee are Kim Allen and Paul Pathak.

AUDIT COMMITTEE

The Board of Directors adopted a written charter for the Company Audit Committee as of December 18, 2000. The Audit Committee discusses audit procedures and audit review policies with the Board of Directors, reviews unaudited interim financial statements and recommends to the Board of Directors the appointment of the Company's independent auditors all as discussed in greater detail below.

As of March 30, 2002, the Audit Committee is comprised of directors Anthony Palumbo and Frederick Kasravi. Mr. Kasravi became director of the Company on March 30, 2001 and accepted appointment to the Audit Committee as of the same date. From December 15, 2000 until March 29, 2001, Mr. Palumbo served as the sole member of the Audit Committee.

Each of Messrs. Palumbo and Kasravi are independent of Company management as required by the Company's Audit Committee Charter.

AUDIT COMMITTEE REPORT

The Company Audit Committee assists the Board of Directors in fulfilling its statutory and fiduciary responsibilities relating to internal control, accounting policies and auditing and reporting practices. The Company Audit Committee discussed matters independently with the Company's auditors on March 8, 2001, May 14, 2001, August 14, 2001, and November 13, 2001. The Audit
Committee reviewed the audited financial statements in the Company's Annual Report with management and has discussed with management the quality and acceptability of the Company's accounting principles, the reasonableness of significant judgments and the clarity of disclosures made in the Company's financial statements.

The Audit Committee has discussed with the Company's independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements in accordance with generally accepted accounting principles, the independent auditors' judgments as to the quality and the acceptability of the Company's accounting principles and any matters required to be discussed by Statement on Auditing Standards 61, as modified or supplemented.

In addition, as required by Independence Standards Board Standard No. 1, the Audit Committee has: (i) received from the Company's independent auditors written disclosure of all relationships, if any, between the Company's independent auditors and its related entities and the Company and its related entities that in the independent auditors' professional judgment may reasonably be thought to bear on their independence, (ii) received a letter from the Company's independent auditors confirming that in the independent auditors' professional judgment, the auditors are independent of the Company, and (iii) discussed with the Company's independent auditors their independence from management and the Company.

The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 which is filed with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to shareholder approval, the selection of Moore Stephens Cooper Molyneux LLP as the Company's independent auditors.

The Audit Committee members are independent as defined under Rule 4200(a)(15) of the NASD listing standards.

This report has been respectfully submitted to the Company by the members of the Audit Committee as of April 18, 2002.

                                 Anthony Palumbo
                                Frederick Kasravi

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 PROPOSAL NO. 2
                       RATIFICATION OF THE UNIVERSE2U INC.
                APPOINTMENT OF MOORE STEPHENS COOPER MOLYNEUX LLP
                             AS INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Board of Directors of the Company has selected Moore Stephens Cooper Molyneux LLP as independent auditors of the Company for the fiscal year ending December 31, 2002.

A representative of Moore Stephens Cooper Molyneux LLP is expected to be present at the Annual Meeting to make a statement if they desire to do so and to answer any questions or comments from shareholders.

AUDIT FEES

The aggregate accounting fees billed to the Company by Moore Stephens Cooper Molyneux LLP for their audit of the Company's annual financial statements and reviews of the interim financial statements included in the Company's Forms 10-QSB for the fiscal year ended December 31, 2001 was $112,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

The Company did not engage Moore Stephens Cooper Molyneux LLP to provide, directly or indirectly, any professional services with respect to financial information systems design and implementation for the fiscal year ended December 31, 2001.

ALL OTHER FEES

The aggregate fees billed to the Company by Moore Stephens Cooper Molyneux LLP for all other services for the year ended December 31, 2001 were $52,830, including audit related services of $8,590 and non-audit services of $44,240. Audit related services generally include fees for pension and statutory audits, business acquisitions, accounting consultations, internal audit and SEC registration statements. Non-audit services include tax consulting and compliance and advisory services on various Company business matters.

The Audit Committee of the Board of Directors has considered the independence of Moore Stephens Cooper Molyneux LLP, as required by the Audit Committee Disclosure Rules of the Securities and Exchange Commission (the "Disclosure Rules"), in relation to the services provided to the Company by Moore Stephens Cooper Molyneux LLP. The Audit Committee of the Board of Directors concludes that Moore Stephens Cooper Molyneux LLP has maintained its independence as required under the Disclosure Rules.

The percentage of hours attributed to work performed by persons other than full-time permanent employees of Moore Stephens Cooper Molyneux LLP was not less than 50% of the total hours expended by Moore Stephens Cooper Molyneux LLP in the audit of the Company's financial statements for the year ended December 31, 2001.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR APPROVAL OF THE RATIFICATION OF MOORE STEPHENS COOPER MOLYNEUX LLP AS THE COMPANY'S AUDITORS.

We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote then FOR approval of the appointment of Moore Stephens Cooper Molyneux LLP as the Company's independent auditors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions Involving Directors, Executive Officers, and Others.

On May 11, 2000, a change of control occurred with respect to the stock ownership of the Company. The change of control occurred in connection with a third party purchase of stock involving the transfer of an aggregate of 5,000,000 shares of the Company's outstanding common stock to a group of investors led by First Union Asset Management Ltd. ("First Union"). The controlling interest acquired by First Union was purchased in a private transaction for aggregate consideration of $500,000 that was paid in cash to two of the former controlling shareholders of the Company, Messrs. Hugh Grenfal and Robert Jarva, in exchange for all of their respective shares of Company common stock. The change of control was made in connection with the Company's acquisition of Universe2U Inc., an Ontario corporation (the "Ontario Company"). Following the foregoing third party purchase of Company common stock and as a condition of the Company's acquisition of the Ontario Company, an aggregate of 4,000,000 shares of common stock was tendered to the Company by First Union and cancelled by the Company without payment and 250,000 shares of exchangeable securities of a wholly owned Ontario subsidiary of the Company were issued to the shareholders of the Ontario Company in exchange for all of the outstanding stock of the Ontario Company (the "Acquisition"). After giving effect to the foregoing transactions, Angelo Boujos, Josie Boujos, Andrew Eyres and William McGill (the "Principals") as a group held control of an aggregate of 695,622 shares of Company common stock, at that date constituting approximately 41% of all outstanding shares of Company common stock. Prior to the change in control, Messrs. Grenfal and Jarva controlled approximately 91% of the Company's outstanding common stock and served as the Company's sole directors and officers. In connection with the change of control, Messrs. Grenfal and Jarva appointed new directors and thereafter resigned as directors and officers of the Company. To the knowledge of the Company's current management, Messrs. Grenfal and Jarva in their respective capacities as directors and officers of the Company did not have any disagreements with the Company on any matter relating to the Company's operations, policies or practices. Andrew Eyres and William McGill are no longer employed by the Company.

On May 15, 2000, the Board of Directors of the Company authorized a dividend in the form of shares of Company common stock, to be distributed to Company shareholders of record as of the close of business on May 25, 2000 (the "Stock Dividend"). After giving effect to the Stock Dividend, such shareholders of record received 19 additional shares for each one share held at the record date (equivalent to a ratio of 20 shares of common stock for each one share of common stock held at the close of business on the record date).

On May 17, 2000, the Company consummated the Acquisition of the Ontario Company and changed its name from Paxton Mining Corporation to Universe2U Inc. The Company issued 250,000 shares (5,000,000 shares after giving effect to the 19-for-1 stock dividend on May 25, 2000) of exchangeable securities of a wholly owned Ontario acquisition subsidiary of the Company to the Principals in their separate capacity as shareholders of the Ontario Company in exchange for all of their respective outstanding stock of the Ontario Company (the "Acquisition Issuance"). Messrs. Boujos, Eyres, and McGill are key employees of the Ontario Company. Angelo and Josie Boujos are spouses. In conjunction with the change of control and the Acquisition, Barry Herman, Anthony Palumbo, Kim Allen, Paul Pathak and Connie Colangelo were elected directors of the Company and Mr. Angelo Boujos was elected chairman of the Board. For accounting purposes, the acquisition of the Ontario Company by Universe2U Inc. (formerly known as Paxton Mining Corporation), has been treated as a recapitalization, with the Ontario Company as the acquirer (a reverse acquisition). The exchangeable securities issued in connection with the Acquisition are exchangeable at any time on a one-for-one basis for shares of Company common stock.

Mr. Barry Herman, a former director of the Company who resigned on April 15, 2002, is President of First Union, a Bahamian corporation. First Union represented the investors who purchased the controlling interests in the Company from Messrs. Grenfal and Jarva on May 11, 2000. Following the change in control, Mr. Herman was elected to the Board of Directors. The Company and First Union entered into a Financial Consulting Agreement dated as of May 17, 2000, and amended as of July 25, 2000 (as amended, the "First Union Agreement"), that provided for First Union to act as an agent on behalf of the Company with respect to a financing program undertaken pursuant to Regulation S of the Securities Act of 1933, as amended (the "Securities Act"). In connection with services rendered in connection with the First Union Agreement, First Union received aggregate fees of $420,000 from the Company. The First Union Agreement concluded in October 2000 and the Company has no further plans to engage the services of First Union.

Mr. Angelo Boujos, Chairman of the Company, converted indebtedness of the Company to him to common stock of the Company. Prior to the acquisition of the Ontario Company, Mr. Boujos had advanced approximately $429,000 to the Ontario Company. Mr. Boujos entered into an agreement dated as of June 9, 2000 to convert all of such amount to 100,000 shares of common stock at a purchase price of $4.29 per share. After giving effect to (i) the reduction in outstanding shares due to the tender and cancellation of share ownership by First Union,
(ii) the Acquisition Issuance, (iii) the Stock Dividend, and (iv) the conversion of pre-Acquisition loans by Mr. Boujos to the Ontario Company, the common stock beneficially owned by Mr. Boujos constituted at such date a controlling interest of the Company's outstanding common stock. See, "Security Ownership of Certain Beneficial Owners and Management".

Paul Pathak, a director and secretary of the Company, was granted options on May 5, 2000, for services rendered in his capacity as legal counsel to the Company, which options are fully vested and exercisable for 50,000 shares of common stock at a purchase price of $.01 per share.

Effective as of May 31, 2000, the Company, through a wholly-owned subsidiary incorporated pursuant to the laws of the Province of Ontario ("Subco"), completed the acquisition of CableTec (formerly Bernie Tan Investments Inc.). Subco had entered into a definitive share purchase agreement to acquire CableTec on January 25, 2000 (the "Agreement"). Pursuant to the terms of the Agreement, Subco agreed to acquire all of the outstanding shares of CableTec in consideration for the payment of Cdn$1.5 million. The transaction was originally intended to close in February 2000. The terms of the Agreement were amended in March and in May 2000 to extend the closing date to May 31, 2000, amongst other things. In addition, the Agreement was amended to grant Bernard Tanunagara, currently President of the Company's CableTec subsidiary, an option to acquire up to 200,000 common shares of the Company at an exercise price of $5.00 per share vested and exercisable until July 31, 2001. Effective as of May 31, 2000, the transaction was completed and the cash consideration of CDN$1.5 million was paid, and the Option was granted to Bernard Tanunagara. Mr. Tanunagara is no longer with the Company

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent (10%) of a registered class of our equity securities, to file certain reports regarding ownership of, and transactions in, our securities with the SEC. Such officers, directors, and 10% shareholders are also required to furnish the Company with copies of all Section 16(a) forms that they file. With respect to the year ended December 31, 2001, the following directors neglected to make Form 4 filings with respect to the ownership of options and beneficial ownership of shares underlying such options granted to them for service on the board of directors, and such persons were also late in making the year 2001 Form 5 filing reporting the delinquent Form 4 filings: Connie Colangelo, Anthony Palumbo, Frederick Kasravi, Barry Herman, Paul Pathak, Kim Allen and Angelo Boujos. In addition, with respect to the year ended December 31, 2001, Mr. Jeff Rosenthal, President of the Company, neglected to make a Form 4 filing with respect to ownership of options and beneficial ownership of shares underlying such options granted to him in connection with his services as an officer of the Company. Mr. Rosenthal was also late in making the Form 5 filing reporting the delinquent year 2001 Form 4 filings. On the basis of late Form 5 filings, the Company believes that all filings which should have been filed on Form 4 have been fully remediated and disclosed on Form 5 filings. The Company has undertaken to assist its directors and officers to comply with their respective Section 16 reporting obligations on a timely basis in the future.

                             ADDITIONAL INFORMATION

Moore Stephens Cooper Molyneux LLP, independent chartered accountants, audited and reported on the basis of generally accepted auditing standards, the combined balance sheets of Universe2U Inc. as at December 31, 2001, 2000 and 1999, and the combined statements of operations and deficit and cash flows for the years then ended. Such financial statements can be found in the Company's Form 10-KSB for the year ended December 31, 2001 and 2000 as filed with the Commission, and are incorporated by reference in this Proxy Statement. A copy of such Form 10-KSB is delivered to shareholders with this Proxy Statement.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

All reports and definitive proxy or information statements filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Annual Meeting shall be deemed to be incorporated by reference into this Proxy Statement from the dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.

A copy of the documents incorporated herein by reference (excluding exhibits unless such exhibits are specifically incorporated by reference into the information incorporated herein) that are not presented with this document or delivered herewith, will be provided without charge to each person, including any beneficial owner, to whom a Proxy Statement is delivered, upon oral or written request of any such person and by first-class mail or other equally prompt means. Requests should be directed to the Corporate Secretary at the address set forth below.

A copy of the Universe2U Inc. Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 as filed with the Securities and Exchange Commission has been delivered to each Company shareholder with this Proxy Statement. Shareholders may obtain additional copies of the Form 10-KSB and copies of the exhibits by addressing a request to each shareholder of the Company as of the Record Date to the Company. Requests should be addressed to: Universe2U Inc., 30 West Beaver Creek Road, Suite 109 Richmond Hill, Toronto, Ontario, Canada L4B 3K1, Attn: Paul Pathak, Secretary.

                          SHAREHOLDER PROPOSALS FOR THE
                               2003 ANNUAL MEETING

We welcome comments and suggestions from our shareholders. Here are the ways a shareholder may present a proposal for consideration by the other shareholders at our 2002 Annual Meeting:

In our Proxy Statement. If a shareholder desires to submit a proposal for inclusion in our proxy statement and form of proxy under Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") for the 2003 Annual Meeting of Shareholders, we must receive the proposal in writing on or before 5 p.m., Eastern Time, January 15, 2003.

Any action required by statute to be taken at any annual or special meeting of shareholders of the Company, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. To be effective a written consent must follow the procedure laid out in our By-Laws.

All proposals should be made in writing and sent via registered, certified or express mail, to our executive offices, Universe2U Inc. 30 West Beaver Creek Road, Suite 109 Richmond Hill, Toronto, Ontario, Canada L4B 3K1 Attention: Paul Pathak, Secretary.

                       WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational reporting requirements of the Exchange Act and currently files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed by the Company may be inspected and copied at the Commission's Public Reference Room located at room 1024, 450 Fifth Street, N.W., Washington D.C. 20549. The Commission may be reached at 1-800-SEC-0330 for further information on the Public Reference Room. The Commission maintains an internet website at http://www.sec.gov that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission, including the Company.

                                  OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the Annual Meeting. If any matter not mentioned in this proxy statement is properly brought before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to those matters in accordance with their judgment.

                             By Order of the Board of Directors

                             Paul Pathak
                             Secretary

Toronto, Ontario
April 26, 2002

                                 [Form of Proxy]
                                      Front

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                                 Universe2U Inc.

                                  May 30, 2002

            Please Detach and Mail Promptly in the Envelope Provided
--------------------------------------------------------------------------------

A    [X] Please mark your
         votes as in this
         example using
         dark ink only.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MATTERS (1), (2) and (3) LISTED BELOW, TO COME BEFORE THE ANNUAL MEETING.

1. Election of six (6) directors, to serve until the 2003 Annual Meeting of Shareholders and until their respective successors have been elected and qualified.

Vote FOR all Nominees      Vote AGAINST       WITHHOLD           Nominees
                                                                 --------
listed at right            all Nominees      Authority         Angelo Boujos
(except as marked to the       at right   Abstain from voting  Kim Allen
                               --------
   contrary below)                        for all Nominees     Paul Pathak
   --------------
                                             at right)         Anthony Palumbo
                                             --------
       [_]                      [_]             [_]            Frederick Kasravi
                                                               Jeff Rosenthal

FOR, except withheld vote for the following nominee(s):

--------------------------------------------------------------------------------


2. To ratify the appointment of Moore Stephens Cooper Molyneux LLP as independent auditor of Universe2U Inc. for the fiscal year ending December 31, 2002.


          FOR       AGAINST     ABSTAIN

          [_]         [_]         [_]


3. Upon any and all other business that may properly come before the Annual Meeting.

This Proxy, which is solicited on behalf of the Board of Directors, will be voted FOR the matters described in paragraphs (1), (2) and (3) unless the shareholder specifies otherwise, in which case it will be voted as specified. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

SIGNATURE ___________________________________________ DATED__________, 2002


SIGNATURE ___________________________________________ DATED__________, 2002

                                 [Form of Proxy]
                                     [Back]

NOTE: PLEASE SIGN EXACTLY AS NAME OR NAMES APPEAR HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PARTNER.

     PROXY                                                            PROXY

                                 UNIVERSE2U INC.


                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned holder of Common Stock of Universe2U Inc., revoking all proxies previously given, hereby constitutes and appoints Angelo Boujos, Kim Allen and Paul Pathak and each of them Proxies, with full power of substitution and re-substitution, on behalf and in the name of the signatories hereto, to vote all of the undersigned's shares of the said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Universe2U Inc. to be held at the office of the Company, 30 West Beaver Creek Road, Suite 109, Richmond Hill, Ontario, Canada L4B 3K1 on Thursday May 30, 2002, at 10:00 a.m., Eastern time, and at any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies previously given.

Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter which may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR proposal (2). In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE